Exhibit 10.15

                                                            Lancy Technology Ltd

                                                     tomorrow's technology today

27th January 2005

Mr. W. Lockwood
President
Ovation Products Corporation
395 East Dunstable Road
Nashua
NH 03062
USA

Dear Bill:

As agreed, the equity investment made by Ovation Products Corporation by way of conversion of $40k of debt at $1.62 to the (pound)1, is acceptable in terms of this issue of Lancy shares (41) but should the 10 units concerned in the conversion not be delivered by November 2005, then Lancy Technology has the option to re-purchase the 41 shares for $1.

I enclose the Share Certificate number 11 and would be grateful if you would please sign one copy of this letter and return to me for retention in our records.

Kind regards,



Signed:


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/s/ DW Miller                                  /s/ W Lockwood
--------------------------                     ----------------------------
D W Miller                                     W Lockwood
Director                                       President
Lancy Water Technology Ltd                     Ovation Products Corp

                             The Companies Act, 1985
                     (as amended by The Companies Act, 1989)


No. of Certificate No.                                             of Shares

-------                                                              -------
  11                                                                    41
-------                                                              -------


THIS IS TO CERTIFY that OVATION PRODUCTS CORP. of 395 EAST DUNSTABLE ROAD, NASHUA, NH 03062, USA is the Registered Holder of 41 "B" Shares of ONE POUND each in the above-named Company, numbered ---- to ---- inclusive, subject to the Memorandum and Articles of Association of the Company.


Executed by the Company,

the 26th day of January, 2005

/s/ authorized signatory      /s/ authorized signatory  /s/ authorized signatory
-------------------------     ------------------------  ------------------------
     Director                           Director               Secretary


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